UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 11, 2026
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1825 South Grant Street, Suite 850
San Mateo,	CA	94402
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Scott Scheirman to the Board of Directors

On August 11, 2026, the Board of Directors (the “Board”) of Oportun Financial Corporation (the “Company”) increased the authorized number of directors constituting the Board from seven to eight and appointed Scott Scheirman to fill the newly created vacancy, effective immediately. Mr. Scheirman was appointed as a Class I director to serve until the Company’s 2027 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

The Board appointed Mr. Scheirman as Chair of the Audit & Risk Committee and as a member of the Compensation & Leadership Committee. The Board determined that Mr. Scheirman satisfies the applicable director independence requirements of the Nasdaq Stock Market LLC and the Securities and Exchange Commission, including the heightened independence requirements applicable to members of the Audit & Risk Committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Board also determined that Mr. Scheirman is financially literate, possesses financial sophistication within the meaning of the applicable Nasdaq listing standards and qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

Mr. Scheirman, 63, previously served as President and Chief Executive Officer of CPI Card Group Inc. from October 2017 until his retirement in January 2024 and served as a member of its board of directors from October 2016 until January 2024. Prior to joining CPI Card Group, Mr. Scheirman served as the Chief Executive Officer and a co-founder of JKL Ventures LLC, a private investment and strategic advisory firm, beginning in February 2014. Prior to JKL Ventures LLC, Mr. Scheirman served as Executive Vice President and Chief Financial Officer of The Western Union Company from September 2006 to December 2013. Prior to joining Western Union, Mr. Scheirman held a variety of executive leadership and financial officer roles at First Data Corporation (now Fiserv) and began his career at Ernst & Young LLP. Mr. Scheirman holds a Bachelor of Science degree in Business Administration with an emphasis in Accounting from the University of Northern Colorado. Mr. Scheirman was selected to serve on our Board because of his extensive public company executive and board leadership experience and his significant financial, strategic and operating experience in the financial services and payments industries.

There are no arrangements or understandings between Mr. Scheirman and any other person pursuant to which he was selected as a director. There are no transactions between Mr. Scheirman and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Scheirman will receive standard compensation available to the Company’s non-employee directors, as described under the heading entitled “Non-Employee Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 29, 2026 (the “Proxy Statement”). In addition, the Company will also enter into its standard form of indemnification agreement with Mr. Scheirman, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-232685).

On August 13, 2026, the Company issued a press release announcing Mr. Scheirman’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Board Composition Updates

In connection with Mr. Scheirman’s appointment and the expiration of the terms of directors who decided not to stand for re-election at the Company's 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), the Board approved changes to the composition of its committees. Following these changes, the composition of the Board’s committees is as follows:

Audit & Risk Committee	Compensation & Leadership Committee	Credit Risk & Finance Committee	Nominating, Governance & Social Responsibility Committee
Scott Scheirman (Chair) Mohit Daswani Louis P. Miramontes Warren Wilcox	Mohit Daswani (Chair) Ginny Lee Scott Scheirman	Richard Tambor (Chair) Carlos Minetti Warren Wilcox	Ginny Lee (Chair) Carlos Minetti Richard Tambor

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2026 Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Proxy Statement. There were 38,350,851 shares of common stock present virtually or represented by proxy at the 2026 Annual Meeting, which represented approximately 83.55% of the voting power of the shares of common stock entitled to vote at the 2026 Annual Meeting.

The stockholders of the Company voted on the following proposals at the 2026 Annual Meeting:

1. Election of Mohit Daswani as a Class I director to serve for a one-year term expiring at the 2027 annual meeting of stockholders, or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Nominee	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mohit Daswani	25,492,255	303,006	199,985	12,355,605

Based on the votes set forth above, Mr. Daswani was duly elected to serve until the Company’s 2027 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
37,727,614	126,647	496,590	—
Based on the votes set forth above, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified.

3. Non-binding advisory resolution to approve the Company’s named executive officer compensation, as described in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,589,509	1,046,016	359,721	12,355,605
Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Proxy Statement.

4. Non-binding advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
23,363,452	7,726	2,470,509	153,559	12,355,605
Based on the votes set forth above, the stockholders advised that they were in favor of every one year as the frequency of holding a non-binding advisory vote on named executive officer compensation. In light of these results and consistent with the recommendation of the Board, as set forth in the Proxy Statement, the Board has determined to hold a non-binding advisory vote on the compensation of its named executive officers every year until the next required non-binding advisory vote on the frequency of holding future such votes regarding named executive officer compensation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Press Release dated August 13, 2026
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	August 13, 2026	By:	/s/ Kathleen Layton
Kathleen Layton
Chief Legal Officer and Corporate Secretary